UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

INCO LIMITED

(Exact name of registrant as specified in its charter)

Canada	1-1143	98-0000676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 King Street West, Suite 1500, Toronto, Ontario	M5H 4B7
(Address of principal executive offices)	(Zip code)

(416) 361 7511

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On October 19, 2004, Inco Limited (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INCO LIMITED
	By:	/s/ Stuart F. Feiner
Stuart F. Feiner
Date: October 19, 2004		Executive Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Inco Limited press release dated October 19, 2004